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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)
001-33260 (Commission File Number)

Rheinstrasse 20
CH-8200 Schaffhausen
Switzerland
(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

  (e)
  Amendment and Restatement of the Tyco Electronics Ltd. 2007 Stock and Incentive Plan

        On March 10, 2010, the shareholders of Tyco Electronics Ltd. (the "Company"), at the 2010 Annual General Meeting of Shareholders, approved an amendment and restatement of the Company's 2007 Stock and Incentive Plan (the "Plan") to increase the number of shares available for awards under the Plan by 15,000,000 shares.

        For additional information regarding approval of the Plan, see the Proxy Statement for the Annual General Meeting filed with the Securities and Exchange Commission on January 22, 2010. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the Plan, attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

  (d)
  Exhibits

Exhibit No.	Description
10.1	Tyco Electronics Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of March 10, 2010)

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)
	By:	/s/ HAROLD G. BARKSDALE Harold G. Barksdale Corporate Secretary
Date: March 16, 2010

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  ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES